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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                              Paging Network, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


----------------------------------------                  ----------------------
                Delaware                                     04-2740516
(State of Incorporation or Organization)                  (I.R.S. Employer
                                                          Identification No.)
----------------------------------------                  ----------------------

           14911 Quorum Drive
             Dallas, TX 75240                                   75240
(Address of Principal Executive Offices)                      (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]


Securities Act registration statement file number to which this
form relates:           33-87224
                     (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


                   Title of Each Class                                   Name of Each Exchange on Which
                   to be so Registered                                   Each Class is to be Registered
                   -------------------                                   ------------------------------

         Common Stock, par value $0.01 per share                          Chicago Stock Exchange, Inc.



Securities to be registered pursuant to Section 12(g) of the Act:

                                                        None


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock, par value $0.01 per share ("Common Stock"), of Paging Network, Inc. ("Registrant") is contained in a prospectus, constituting part of the Registrant's Registration Statement on Form S-3 (File No. 33-87224) ("Registration Statement") relating to the Securities, which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Prospectus"). The description of the Securities contained in the Prospectus is hereby incorporated by reference into this Form 8-A.


ITEM 2.  EXHIBITS.

         Listed below are all exhibits filed herewith.



       Exhibit                                                                               Sequential
       Number                                   Exhibit                                      Page Number
       ------                                   -------                                      -----------

          1             Restated Certificate of Incorporation of the
                        Registrant (incorporated herein by reference to Exhibit 3.1 of the Registrant's Form 10-K for the fiscal year ended December 31, 1998 ("Form 10-K")).

          2 By-laws of the Registrant (incorporated herein by reference to Exhibit 3.3 of the Registrant's Form 10-K).

          3 Shareholder Rights Agreement (incorporated herein by reference to Exhibit 4.4 of the Registrant's Form 10-K).

          4             First Amendment to Shareholder Rights Agreement
                        (incorporated herein by reference to Exhibit 4.5 of the Registrant's Form 10-K).


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                PAGING NETWORK, INC.


                                                By: /s/ JULIAN CASTELLI
                                                   ----------------------------
                                                           (Signature)
                                                Name:   Julian Castelli
                                                     --------------------------
                                                Title:  Chief Financial Officer
                                                      -------------------------

Date:    July 29, 1999